                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 20, 2000
                                                ----------------------------


                               Multex.com, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)




         Delaware                     0-24559                22-3253344
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


100 William Street, 7th Floor, New York, New York               10038
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code  (212) 607-2500
                                                   ----------------------------

                                Not Applicable
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

          This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on April 5, 2000 to incorporate Item 7(a), Financial Statements of Business Acquired and Item 7(b), Pro Forma Financial Information.

Item 2.   ACQUISITION OF ASSETS
------    ---------------------

          On March 20, 2000, Multex.com, Inc. (the "Registrant") acquired Sage Online, Inc., a Pennsylvania corporation ("Sage"), pursuant to a merger whereby the Registrant issued an aggregate of 354,183 shares of Registrant's common stock and $6,000,000 in cash in exchange for the common stock and options of Sage outstanding immediately prior to the consummation of the transaction. A copy of the Agreement and Plan of Reorganization is attached hereto as Exhibit
                                                                       -------
2.1 and incorporated herein by reference.  The amount of such consideration was
---
determined based upon arm's-length negotiations between Multex.com and Sage. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

          A copy of the press release issued by the Registrant on March 14, 2000 concerning the foregoing transaction is attached hereto as Exhibit 20.1, and
                                                           ------------
incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------    -------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          The following appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

          (i) Balance sheet of Sage Online, Inc. as of December 31, 1999, and the related statement as of operations and cash flows for the period January 1, 1999 to December 31, 1999.

     (b)  Pro Forma Financial Information.
          -------------------------------

          The following appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

          (i) Unaudited condensed consolidated pro forma statements of operations for the period January 1, 1999 to December 31, 1999 and the period January 1, 2000 to March 31, 2000.

     (c)  Exhibits. The following documents are filed as exhibits to this
          --------
report:

          2.1  *    Agreement and Plan of Reorganization dated as of

                    March 13, 2000 by and among Multex.com, Inc., Multex A Acquisition Corp., Sage Online, Inc., and the shareholders of Sage Online, Inc.

          20.1 * Press Release of Registrant, dated March 14, 2000, announcing the execution of the Agreement and Plan of Reorganization.

          23.1      Consent of Independent Accountants.

          99.1 Consolidated balance sheet of Sage Online, Inc. as of December 31, 1999, and the related consolidated statement as of operations and cash flows for the period January 1, 1999 to December 31, 1999.

          99.2 Unaudited condensed consolidated pro forma statements of operations for the period January 1, 1999 to December 31, 1999 and the period January 1, 2000 to March 31, 2000.


          ______________________

          * Previously filed.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MULTEX.COM, INC.

                                   /s/ Isaak Karaev
                                   ----------------------------------------
Date: June 2, 2000                 Isaak Karaev
                                   Chairman and Chief Executive Officer

                                 Exhibit Index
                                 -------------


     Exhibit

       2.1 * Agreement and Plan of Reorganization dated as of March 13, 2000 by and among Multex.com, Inc., Multex A Acquisition Corp., Sage Online, Inc., and the shareholders of Sage Online, Inc.

       20.1 * Press Release of Registrant, dated March 14, 2000, announcing the execution of the Agreement and Plan of Reorganization.

       23.1      Consent of Independent Accountants.

       99.1 Balance sheet of Sage Online, Inc. as of December 31, 1999, and the related statement as of operations and cash flows for the period January 1, 1999 to December 31, 1999.

       99.2 Unaudited condensed consolidated pro forma statements of operations for the period January 1, 1999 to December 31, 1999 and the period January 1, 2000 to March 31, 2000.

       ______________________

       * Previously filed.